                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                       Supplement dated October 25, 2001
              to Retail Shares Prospectus dated November 30, 2000.

  THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS
                          CONTAINED IN THE PROSPECTUS.
     PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

On October 16, 2001, the Board of Trustees of the HighMark Funds approved the imposition of a 2.00% redemption fee applicable to Class A shares of the International Equity Fund. This redemption fee will apply to all shares purchased on or after November 2, 2001 and redeemed (sold) by the shareholders within 30 days of their purchase date. As a result of this approval, the following changes have been made to the prospectus:

1. UNDER THE HEADING "FEES AND EXPENSES", THE "SHAREHOLDER FEES" TABLE ON PAGE 16 HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

SHAREHOLDER FEES

                                                                CLASS A
                                                                SHARES
                                                                -------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)*............................     5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)**............................................        0%
Redemption Fee on shares held less than 30 days (as a
  percentage of amount redeemed)***.........................     2.00%

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  * This sales charge varies depending upon how much you invest. See "How Sales
    Charges Are Calculated."

 ** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges Are Calculated."

*** Does not include any wire transfer fees, if applicable.

2. UNDER "SELLING SHARES OF THE FUNDS," THE FOLLOWING INFORMATION HAS BEEN INSERTED ON PAGE 34 IMMEDIATELY FOLLOWING THE PARAGRAPH ENTITLED "REDEMPTION IN KIND".

REDEMPTION FEE

As noted in the International Equity Fund's "Shareholder Fees" table, the Fund imposes a 2.00% redemption fee on the value of shares redeemed less than 30 days after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

HMK-SK-003-01